Exhibit 99.1

Rumble Announces Chief Financial Officer Transition

~ Mike Masci Named CFO; Brandon Alexandroff to Continue with Company as Strategic Advisor to CEO ~

~ Newly Appointed CFO Brings Both Data Center Industry and Prior CFO Experience ~

LONGBOAT KEY, Fla., March 26, 2026 (GLOBE NEWSWIRE) -- (Nasdaq: RUM), (“Rumble” or the “Company”), the Freedom-First technology platform, today announced that, effective March 31, 2026, Mike Masci will join the Company as its new CFO, succeeding Brandon Alexandroff who will transition to a new role of a strategic advisor to the CEO.

Mr. Masci is a seasoned technology executive with deep expertise in AI and cloud infrastructure. Most recently serving as Vice President of Product Management for the Edge Computing Group at Intel Corporation, he directed full-lifecycle product management, marketing, architecture, and P&L responsibility for a multi-billion-dollar business focused on AI at the Edge. His tenure at Intel also included serving as Group CFO of the Datacenter Network Platforms Group, where he consistently led large-scale, high-growth technology businesses at the forefront of enterprise and hyperscale innovation, as well as Vice President of Product Management for the Network and Edge Group.

Mr. Masci brings a rare combination of deep technical fluency and financial discipline to his role. His domain expertise encompasses Hyperscale Cloud, Edge and Enterprise Datacenters, Infrastructure-as-a-Service, and Generative AI, including training and inference workloads, AI infrastructure buildouts, and AI networking. He has also built substantial experience in FP&A and M&A. Masci holds a degree in Finance from Arizona State University.

Chris Pavlovski, Chairman and CEO of Rumble, commented, “We are very excited to welcome Mike to the team. The combination of Mike’s deep financial and AI industry experience at Intel makes him exceptionally well-suited to support Rumble’s next phase of growth as we continue to scale our platform and cloud services and look forward to the AI infrastructure opportunities presented by our pending acquisition of Northern Data. Brandon has been an integral part of our growth and we are grateful for the financial discipline and leadership he brought to the Company during a pivotal chapter, and more importantly, that he will continue to play an essential role here at Rumble.”

About Rumble Inc.

Rumble is a high-growth neutral video platform and cloud services provider. The Company’s platform products include Rumble Video, a free and subscription-based video sharing and livestreaming platform; Rumble Studio, a multi-platform livestreaming and monetization service for creators; Rumble Advertising Center (RAC), an in-house advertising marketplace; Rumble Wallet, a non-custodial crypto wallet integrated into the platform; and Rumble Cloud, an infrastructure-as-a-service offering comprising compute, storage, security, and networking solutions. Rumble was founded in 2013 and is headquartered in Longboat Key, Florida.

Forward-Looking Statements

Certain statements in this press release and the associated conference call constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, results of operations, financial condition and cash flows (including revenues, operating expenses, and net income (loss)); our ability to meet working capital needs and cash requirements over the next 12 months; and our expectations regarding future results and certain key performance indicators. Certain of these forward-looking statements can be identified by using words such as “anticipates,” “believes,” “intends,” “estimates,” “targets,” “expects,” “endeavors,” “forecasts,” “could,” “will,” “may,” “future,” “likely,” “on track to deliver,” “continues to,” “looks forward to,” “is primed to,” “plans,” “projects,” “assumes,” “should” or other similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are based on our current beliefs and expectations of our management as of the date of this release. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include risks related to the pending Northern Data business combination, including our ability to successfully complete the proposed transaction, and, if completed, the success of the business following the proposed transaction; our ability to grow and manage future growth profitably over time, maintain relationships with customers, compete within our industry and retain key employees; weakened global economic conditions may affect our business and operating results; our limited operating history makes it difficult to evaluate our business and prospects; we may not grow or maintain our active user base, and may not be able to achieve or maintain profitability; we may fail to maintain adequate operational and financial resources; we may be unsuccessful in attracting new users to our mobile and connected TV offerings; our traffic growth, engagement, and monetization depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, networks, and standards that we do not control; our business depends on continued and unimpeded access to our content and services on the internet and if we or those who engage with our content experience disruptions in internet service, or if internet service providers are able to block, degrade or charge for access to our content and services, we could incur additional expenses and the loss of traffic and advertisers; we face significant market competition, and if we are unable to compete effectively with our competitors for traffic and advertising spend, our business and operating results could be harmed; we rely on data from third parties to calculate certain of our performance metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; changes to our existing content and services could fail to attract traffic and advertisers or fail to generate revenue; we derive the majority of our revenue from advertising and the failure to attract new advertisers, the loss of existing advertisers, or the reduction of or failure by existing advertisers to maintain or increase their advertising budgets may adversely affect our business and operating results; we depend on third-party vendors, including internet service providers, advertising networks, and data centers, to provide core services; new technologies have been developed that are able to block certain online advertisements or impair our ability to deliver advertising, which could harm our operating results; we have offered and intend to continue to offer incentives, including economic incentives, to content creators to join our platform, and these arrangements may involve fixed payment obligations that are not contingent on actual revenue or performance metrics generated by the applicable content creator but rather are based on our modeled financial projections for that creator, which if not satisfied may adversely impact our financial performance, results of operations and liquidity; changes in tax rates, changes in tax treatment of companies engaged in e-commerce, the adoption of new U.S. or international tax legislation, or exposure to additional tax liabilities may adversely impact our financial results; compliance obligations imposed by new privacy laws, laws regulating online video sharing platforms, other online platforms and online speech in certain jurisdictions in which we operate, or industry practices may adversely affect our business, financial performance, and operating results; we may become subject to newly enacted laws and regulations that restrict or moderate content on the internet; we are exposed to significant regulatory, operational, compliance, privacy, and legal risks related to age restriction or verification requirements and children’s online safety laws contemplated or enacted in various U.S. states and foreign jurisdictions; paid endorsements by our content creators may expose us to regulatory risk, liability, and compliance costs, and, as a result, may adversely affect our business, financial condition and results of operations; we have incurred and will incur significantly increased expenses and administrative burdens as a public company, which could have an adverse effect on our business, financial condition, and results of operations; and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in our other filings with the Securities and Exchange Commission. We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

For investor inquiries, please contact:

Shannon Devine

MZ Group, MZ North America

203-741-8811

investors@rumble.com

Source: Rumble Inc.